UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814

(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

PROFUNDS®

Access One Trust

Access VP High Yield Fund

DECEMBER 31, 2010

Annual Report

Table of Contents

1 Message from the Chairman
3 Management Discussion of Fund Performance
7 Expense Examples
11 Financial Statements and Financial Highlights
19 Notes to Financial Statements
28 Report of Independent Registered Public Accounting Firm
29 Board Approval of Investment Advisory Agreements
31 Trustees and Officers

Message from the Chairman	1

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund’s Annual Report to shareholders for the 12 months ended December 31, 2010.

A Solid Performance for High Yield Bonds

Uncertainty in global equity markets through much of 2010 led to good performance in the U.S. fixed-income market. Investors seeking safer harbor in bonds drove a 6.5% return by year’s end as measured by the Barclays Capital U.S. Aggregate Bond Index®. High yield bonds also fared well in 2010, driven largely by investors seeking better returns than those available in money market investments. This increased demand for high yield bonds drove a 14.7% rise in the JPMorgan Domestic High Yield Index for 2010.

By comparison, 10- and 30-year Treasuries were up 8.6% and 9.2% in 2010 as measured by their respective Ryan Labs Treasury 10 Year and Treasury 30 Year indexes. High yield bonds, which outperformed U.S. stocks during the first half of 2010, were ultimately trumped as stocks recovered and the S&P 500® rose to finish 2010 up 15.1%.

A Year of Rate Reversals

Increased demand for high yield bonds during early 2010 pushed yields below 8.5% in April. Then, European economic conditions and the “flash crash” of May 6th shook U.S. investor confidence at mid-year. Investors turned back toward more conservative bonds, reducing demand and increasing yields for high yield bonds. They finished June yielding 9.2% according to the JPMorgan Domestic High Yield Summary Yield to Maturity.

The second half of the year saw an improving U.S. stock market. After dropping 6.7% through June, the S&P 500® closed 2010 up 15.1%. Improved investor sentiment again increased demand for high yield bonds from June through December, and yields ended the year at 8.0%. This was down from the 9.2% yields that started the year, as measured by the JPMorgan Domestic High Yield Summary Yield to Maturity.

Thank you for the trust you have placed in us. We appreciate your investment in the Access VP High Yield Fund, and we look forward to continuing to serve your investing needs.

Sincerely,

Michael Sapir
Chairman of the Board of Trustee

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Management Discussion of Fund Performance :: Access One Trust :: Access VP High Yield Fund :: 5

The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the High Yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was generally strong as investors reached for sources of yield in a low interest rate environment. The period has been characterized by improvements in the U.S. economy as government stimulus programs, increased consumer spending and expansion of credit have translated into economic growth. U.S. high yield bond defaults have also sharply declined from the previous year as companies have worked to strengthen their balance sheets and boost liquidity. For the fiscal year ended December 31, 2010, the total return of the Fund was 16.37%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 14.74%1 during the same time period.

High Yield returns outperformed returns for U.S. Treasury debt. From December 31, 2009 through December 31, 2010, the total return for the 5-year U.S. Treasury Note was 7.59%2, while the 10-year U.S. Treasury Note returned 8.64%2.

Also, High Yield markets were generally in line with the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 15.08%1 from December 31, 2009 through December 31, 2010.

Access VP High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access VP High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments, total return swap agreements and futures contracts.

Value of a $10,000 Investment at Net Asset Value*

*
The line graph represents historical performance of a hypothetical investment of $10,000 in the Access VP High Yield Fund from May 2, 2005 to December 31, 2010, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/10

Fund	One Year	Five Year	Since Inception

Access VP High Yield Fund	16.37%	8.38%	8.62%
JPMorgan Domestic High Yield Index	14.74%	8.81%	8.61%

Expense Ratios**

Fund	Gross	Net

Access VP High Yield Fund	1.98%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect through April 30, 2011.

Allocation of Portfolio Holdings & Composition

Market Exposure
Investment Type	% of Net Assets

Credit Default Swap Agreements	97%
Futures Contracts	28%
U.S. Treasury Obligations	69%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include; credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure
% of Market
Exposure

Consumer Cyclical	28%
Consumer Non-Cyclical	15%
Communications	14%
Industrial	10%
Financial	9%
Utilities	6%
Energy	6%
Technology	6%
Basic Materials	6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include fees associated with insurance company separate accounts or insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-5717.

[1]
The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]
The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note are total return indexes and reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Expense Examples (unaudited) :: Access One Trust :: 9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company separate accounts or insurance contracts. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2010 and held for the entire period from July 1, 2010 through December 31, 2010.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10

Access VP High Yield Fund	$1,000.00	$1,133.30	$9.03	1.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/10	12/31/10	7/1/10 - 12/31/10	7/1/10 - 12/31/10

Access VP High Yield Fund	$1,000.00	$1,016.74	$8.54	1.68%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

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December 31, 2010 :: Schedule of Portfolio Investments :: Access One Trust :: Access VP High Yield Fund :: 13

U.S. Treasury Obligations (68.5%)
	Principal
	Amount	Value

U.S. Treasury Notes
0.63%, 12/31/12	$6,528,000	$6,531,570
2.13%, 12/31/15	18,400,000	18,499,188

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,017,190)		25,030,758

Repurchase Agreements (28.2%)
Bank of America, 0.05%, 1/3/11+, dated 12/31/10, with a repurchase price of $2,063,009 (Collateralized by $2,068,400 U.S. Treasury Notes, 1.38%, 9/15/12, total value of $2,104,596)	2,063,000	2,063,000
Deutsche Bank, 0.16%, 1/3/11+, dated 12/31/10, with a repurchase price of $2,063,028 (Collateralized by $2,110,000 Federal National Mortgage Association, 0.21%‡, 8/8/11, total value of $2,107,337)	2,063,000	2,063,000
HSBC, 0.16%, 1/3/11+, dated 12/31/10, with a repurchase price of $2,062,027 (Collateralized by $2,109,000 U.S. Treasury Bills, 0.19%‡, 11/17/11, total value of $2,105,467)	2,062,000	2,062,000
UBS, 0.15%, 1/3/11+, dated 12/31/10, with a repurchase price of $2,063,026 (Collateralized by $2,103,300 of various U.S. Government Agency Obligations and U.S. Treasury Obligations, 0.50%–4.50%, 2/28/11-6/30/11, total value of $2,111,364)	2,063,000	2,063,000
UMB, 0.07%, 1/3/11+, dated 12/31/10, with a repurchase price of $2,063,012 (Collateralized by $2,063,904 of various U.S. Treasury Notes, 1.13%–4.63%, 8/31/11-6/15/12, total value of $2,104,353)	2,063,000	2,063,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,314,000)		10,314,000

TOTAL INVESTMENT SECURITIES
(Cost $35,331,190)—96.7%		35,344,758
Net other assets (liabilities)—3.3%		1,187,691

NET ASSETS—100.0%		$36,532,449

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of December 31, 2010, the aggregate amount held in a segregated account was $3,260,000.
‡	Represents the effective yield or interest rate in effect at December 31, 2010.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Access VP High Yield Fund :: Schedule of Portfolio Investments :: December 31, 2010

Futures Contracts Purchased
		Unrealized
		Appreciation/
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 4/1/11 (Underlying notional amount at value $10,358,563)	88	$(37,544)

Credit Default Swap Agreements — Sell Protection(a)
			Implied
			Credit			Upfront
	Fixed Deal		Spread at			Premiums
	Receive	Maturity	December 31,	Notional		Paid	Unrealized
Underlying Instrument	Rate	Date	2010(b)	Amount(c)	Value	(Received)	Gain (Loss)

CDX North America
High Yield Index Swap
Agreement with Credit Suisse
International; Series 15	5.00%	12/20/15	4.27%	$17,400,000	$551,000	$(161,938)	$712,938
CDX North America High Yield
Index Swap Agreement with
Deutsche Bank AG; Series 15	5.00%	12/20/15	4.27%	3,000,000	95,000	(90,000)	185,000
CDX North America High Yield
Index Swap Agreement with
Goldman Sachs International;
Series 15	5.00%	12/20/15	4.27%	10,500,000	332,500	(109,375)	441,875
CDX North America High Yield
Index Swap Agreement with
UBS AG; Series 15	5.00%	12/20/15	4.27%	4,500,000	142,500	(140,625)	283,125

					$1,121,000	$(501,938)	$1,622,938

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

December 31, 2010 :: Statement of Assets and Liabilities :: Access One Trust :: 15

ASSETS:
Total Investment Securities, at cost	$35,331,190

Securities, at value	25,030,758
Repurchase agreements, at value	10,314,000

Total Investment Securities, at value	35,344,758
Cash	627
Segregated cash balances with brokers	114,235
Interest receivable	1,218
Receivable for capital shares issued	34,207
Receivable for credit default swap agreements sold	41,514
Unrealized gain on credit default swap agreements	1,622,938
Variation margin on futures contracts	25,438
Prepaid expenses	114

TOTAL ASSETS	37,185,049

LIABILITIES:
Payable for capital shares redeemed	46,229
Premiums received on credit default swap agreements	501,938
Advisory fees payable	5,759
Management services fees payable	768
Administration fees payable	1,262
Administrative services fees payable	21,012
Distribution fees payable	22,396
Trustee fees payable	6
Transfer agency fees payable	4,533
Fund accounting fees payable	2,526
Compliance services fees payable	116
Other accrued expenses	46,055

TOTAL LIABILITIES	652,600

NET ASSETS	$36,532,449

NET ASSETS CONSIST OF:
Capital	$40,065,008
Accumulated net investment income (loss)	(1,622,939)
Accumulated net realized gains (losses) on investments	(3,508,582)
Net unrealized appreciation (depreciation) on investments	1,598,962

NET ASSETS	$36,532,449

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,374,887
Net Asset Value (offering and redemption price per share)	$26.57

See accompanying notes to the financial statements.

16 :: Access One Trust :: Statement of Operations :: For the Year Ended December 31

For the
Year Ended
December 31, 2010

INVESTMENT INCOME:
Interest	$269,782

EXPENSES:
Advisory fees	253,601
Management services fees	33,813
Administration fees	17,439
Transfer agency fees	18,036
Administrative services fees	99,123
Distribution fees	84,534
Custody fees	10,746
Fund accounting fees	24,094
Trustee fees	434
Compliance services fees	284
Printing fees	42,385
Other fees	52,056

Total Gross Expenses before reductions	636,545
Less Expenses reduced by the Advisor	(67,759)

TOTAL NET EXPENSES	568,786

NET INVESTMENT INCOME (LOSS)	(299,004)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	336,516
Net realized gains (losses) on futures contracts	384,892
Net realized gains (losses) on swap agreements	3,896,945
Change in net unrealized appreciation/depreciation on investments	(735,261)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,883,092

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,584,088

See accompanying notes to the financial statements.

For the Years Ended December 31 :: Statements of Changes in Net Assets :: Access One Trust :: 17

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(299,004)	$(247,774)
Net realized gains (losses) on investments	4,618,353	2,803,879
Change in net unrealized appreciation/depreciation on investments	(735,261)	1,650,521

Change in net assets resulting from operations	3,584,088	4,206,626

DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income	(3,852,311)	(2,972,186)

Change in net assets resulting from distributions	(3,852,311)	(2,972,186)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	148,328,973	110,762,023
Dividends reinvested	3,852,311	2,972,186
Value of shares redeemed	(156,439,364)	(121,154,868)

Change in net assets resulting from capital transactions	(4,258,080)	(7,420,659)

Change in net assets	(4,526,303)	(6,186,219)
NET ASSETS:
Beginning of period	41,058,752	47,244,971

End of period	$36,532,449	$41,058,752

Accumulated net investment income (loss)	$(1,622,939)	$197,367

SHARE TRANSACTIONS:
Issued	5,799,249	4,757,687
Reinvested	160,436	126,546
Redeemed	(6,142,029)	(5,230,048)

Change in shares	(182,344)	(345,815)

See accompanying notes to the financial statements.

18 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006

Net Asset Value, Beginning of Period	$26.37	$24.83	$28.94	$30.94	$30.94

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.18)	0.18	0.96	0.91
Net realized and unrealized gains (losses) on investments	4.09	3.97	(1.47)	0.52	1.87

Total income (loss) from investment activities	3.86	3.79	(1.29)	1.48	2.78

Distributions to Shareholders From:
Net investment income	—	—	(0.26)	(1.38)	(1.33)
In excess of net investment income	(3.66)	(2.25)	(2.56)	(0.92)	(1.45)
Return of capital	—	—	—	(0.80)	—
Net realized gains on investments	—	—	—	(0.38)	—

Total distributions	(3.66)	(2.25)	(2.82)	(3.48)	(2.78)

Net Asset Value, End of Period	$26.57	$26.37	$24.83	$28.94	$30.94

Total Return	16.37%	16.91%	(4.65)%	5.19%	9.57%

Ratios to Average Net Assets:
Gross expenses	1.88%	1.98%	1.76%	1.88%	2.00%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.77%
Net investment income (loss)	(0.88)%	(0.77)%	0.67%	3.20%	2.96%

Supplemental Data:
Net assets, end of period (000’s)	$36,532	$41,059	$47,245	$28,322	$31,752
Portfolio turnover rate(b)	1,401%	1,671%	1,971%	1,675%	1,441%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

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December 31, 2010 :: Notes to Financial Statements :: Access One Trust :: 21

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is classified as non-diversified under the 1940 Act. The Fund has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

The Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the “Advisor”). Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the ProFunds and Access One Trust invest in repurchase agreements jointly, therefore, the Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

When-Issued Securities

The Fund may purchase securities on a when-issued basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of December 31, 2010, the Fund did not hold any when-issued securities.

Derivative Instruments

The Fund maintains exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as “junk bonds”), other debt and money market instruments and futures contracts. During the year ended December 31, 2010, the Fund held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet the Fund’s investment objective.

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as the Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective.

The notional amount of the open derivative positions relative to the Fund’s net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

22 :: Access One Trust :: Notes to Financial Statements :: December 31, 2010

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Fund may purchase or sell stock index futures contracts or bond futures contracts. During the year ended December 31, 2010, the Fund entered into bond futures contracts. The Fund uses futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Fund generally chooses to engage in closing or offsetting transactions before final settlement.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swap Agreements

The Fund may enter into swap agreements, primarily credit default swap agreements (“CDSs”). During the year ended December 31, 2010, the Fund entered into CDSs. The Fund uses swap agreements for purposes of pursuing its investment objective or as a substitute for investing directly in securities (or shorting securities).

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and when the periodic payments are made.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of the Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause the Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

December 31, 2010 :: Notes to Financial Statements :: Access One Trust :: 23

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure the Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. The Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. The Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Fund, as applicable, collateralizes swap agreements by segregating or designating cash and certain securities. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2010:

	Assets	Liabilities

	Unrealized	Variation
	Gain on Credit	Margin on
	Default Swap	Futures
Fund	Agreements	Contracts*

Credit Risk Exposure:	$1,622,938	$–
Interest Rate Risk Exposure:	$–	$37,544

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Fund’s Statement of Operations for the year ended December 31, 2010:

	Realized Gain (Loss)		Net Change in Unrealized Appreciation
	on Derivatives Recognized		(Depreciation) on Derivatives
	as a Result from Operations		Recognized as a Result from Operations

	Net Realized	Net Realized	Change in
	Gains (Losses)	Gains (Losses)	Net Unrealized
	on Futures	on Swap	Appreciation/Depreciation
Fund	Contracts	Agreements	on Investments

Credit Risk Exposure:	$–	$3,896,945	$(1,026,369)
Interest Rate Risk Exposure:	$384,892	$–	$226,660

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to funds in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

24 :: Access One Trust :: Notes to Financial Statements :: December 31, 2010

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. The Fund has a tax year end of December 31st.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

3. Investment Valuation Summary

The valuation techniques employed by the Fund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For example, repurchase agreements maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives (e.g., futures contracts and swap agreements) are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments, except that fixed-income securities may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair valuation hierarchy.

For the year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

December 31, 2010 :: Notes to Financial Statements :: Access One Trust :: 25

A summary of the valuations as of December 31, 2010, based upon the three levels defined above, is included in the table below:

			LEVEL 2 - Other Significant
	LEVEL 1 - Quoted Prices		Observable Inputs		Total

	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial
	Securities	Instruments^	Securities	Instruments^	Securities	Instruments^

Access VP High Yield Fund
U.S. Treasury Obligations	$–	$–	$25,030,758	$–	$25,030,758	$–
Repurchase Agreements	–	–	10,314,000	–	10,314,000	–
Credit Default Swap Agreements		–	–	1,622,938	–	1,622,938
Futures Contracts	–	(37,544)	–	–	–	(37,544)

Total	$–	$(37,544)	$35,344,758	$1,622,938	$35,344,758	$1,585,394

^

Other financial instruments include any derivitive instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of December 31, 2010.

4. Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of ProFunds and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the ProFunds’ and Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Trust for serving in their respective roles. The Trust, together with affiliated Trusts, pay each Independent Trustee compensation for his services as Trustee at the annual rate of $133,500. Independent Trustees also receive $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $204,750 ($409,500 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the Trust and affiliated Trusts for the year ended December 31, 2010. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund. This expense limitation remains in effect until April 30, 2011.

26 :: Access One Trust :: Notes to Financial Statements :: December 31, 2010

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.”As of December 31, 2010, the recoupments that may potentially be made by the Fund are as follows:

	Expires	Expires	Expires	Expires
	4/30/11	4/30/12	4/30/13	4/30/14	Total

Access VP High Yield Fund	$46,130	$51,864	$95,322	$53,312	$246,628

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2010 were as follows:

	Purchases	Sales

Access VP High Yield Fund	$214,093,705	$206,122,615

6. Investment Risks

Counterparty Risk

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization at the time of the transaction.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent the Fund from limiting losses, realizing gains or from achieving investment results that correspond generally to the total return of the high yield market.

Underlying Risk

The Fund is subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Index, even if the Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

December 31, 2010 :: Notes to Financial Statements :: Access One Trust :: 27

7. Federal Income Tax Information

As of the tax year end of December 31, 2010, the Fund had net capital loss carryforwards that may be available to offset future net capital gains, if any to the extent provided by the Treasury regulations. The amount of these losses that may be utilized are limited as a result of changes in ownership during the year and in prior years. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Expires	Expires
	2016	2017	Total

Access VP High Yield Fund	$4,640,185	$106,732	$4,746,917

The tax character of dividends paid to shareholders during the applicable tax years ended as noted below, were as follows:

		Net		Total
	Ordinary	Long-Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid

December 31, 2010
Access VP High Yield Fund	$3,852,311	$–	$3,852,311	$3,852,311

December 31, 2009
Access VP High Yield Fund	$2,972,186	$–	$2,972,186	$2,972,186

As of the tax year end of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

Access VP High Yield Fund	$833,859	$366,931	$–	$(4,746,917)	$13,568	$(3,532,559)

At December 31, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access VP High Yield	$35,331,190	$15,855	$(2,287)	$13,568

28 :: Access One Trust :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Access One Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Access VP High Yield Fund (one of the portfolios that is part of Access One Trust, hereafter referred to as the “Fund”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 24, 2011

December 31, 2010 :: Board Approval of Investment Advisory Agreement (unaudited) :: Access One Trust :: 29

At a meeting held on September 22, 2010, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to their deliberations. In addition, the Board considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Funds’ investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on their consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the investment performance of the Funds; and (iv) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Quality and Extent of the Advisor’s Services

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board noted the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates trade transactions for the Funds. The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Funds. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to information prepared by Lipper, Inc. (“Lipper”) concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Board recognized that Lipper reported each fund’s management fee rate as the combined contractual advisory fee rate and the administration fee rate. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were acceptable given the services provided.

30 :: Access One Trust :: Board Approval of Investment Advisory Agreement (unaudited) :: December 31, 2010

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Funds, noting that it would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Funds. The Board considered total return performance information relating to each Fund for the 3-month, 1-year, 3-year, 5-year and since inception periods ended June 30, 2010. The Board also considered total return performance information prepared by Lipper with respect to funds with the same Lipper investment classification and objective for the 3-month period and the 1, 3 and 5-year periods ended June 30, 2010. The Board focused on each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Board concluded that the Funds’ performance was satisfactory.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect, or “fall-out,”benefits, if any, that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively small. The Board considered that ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

Trustees and Officers (unaudited) :: Access One Trust :: 31

Number of
Operational
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorship
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee*	Trustee

Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment) Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112); Access One Trust (3); ProShares Trust (101)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112); Access One Trust (3); ProShares Trust (101)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); Managing Partner of ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (101)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC, and ProShare Advisors LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in, the Advisor.

32 :: Access One Trust :: Trustees and Officers (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Executive Officers

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer of ProShare Advisors LLC (December 2004 to present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1993.

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

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Access Funds
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling toll-free 888-776-3637 and on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1210

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2009 $12,000
2010 $12,000

(b)	2009 $213
2010 $0
Fees for 2009 relate to the review of the semi-annual report to shareholders.

(c)	2009 $4,400
2010 $4,400
Fees relate to the preparation of the registrant’s tax returns.

(d)	2009 $0
2010 $0

(e)(1)       The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	2009 0%
2010 0%

(f) Not applicable.

(g)	2009 $4,613
2010 $4,400

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not Applicable
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Access One Trust

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                   3/7/11

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   3/7/11

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                  3/7/11

* Print the name and title of each signing officer under his or her signature.